EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cue Biopharma, Inc. (the “Company”) for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Usman Azam, President and Chief Executive Officer of the Company, and Lucinda Warren, Chief Financial and Business Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Usman Azam	/s/ Lucinda Warren
Name: Usman Azam	Name: Lucinda Warren
Title: President and Chief Executive Officer	Title: Chief Financial and Business Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

Date: March 16, 2026	Date: March 16, 2026